American Century ETF Trust Prospectus and Summary Prospectus Supplement Avantis® Real Estate ETF
Supplement dated November 10, 2026 ■ Summary Prospectus and Prospectus dated January 1, 2026

Effective immediately, the Fund's benchmark has changed to the Bloomberg World REIT Large Mid & Small Cap Index. References to the S&P Global REIT Index are deleted and replaced by the Bloomberg World REIT Large Mid & Small Cap Index.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-99013 2611

American Century ETF Trust Prospectus and Summary Prospectus Supplement Avantis® U.S. Quality ETF
Supplement dated November 10, 2026 ■ Summary Prospectus and Prospectus dated January 1, 2026

The following replaces the first paragraph of the Principal Investment Strategies section of the Fund Summary in the prospectus and summary prospectus:
The fund invests primarily in a diverse group of U.S. companies across market sectors and industry groups. The fund focuses on growth companies, which the portfolio managers generally define as companies that have relatively higher price-to-book ratios or that are included in an appropriate third-party growth-oriented index.

The following replaces the first paragraph of the What are the fund’s principal investment strategies? section of the Objectives, Strategies and Risks section on page 5 of the prospectus:
The fund invests primarily in a diverse group of U.S. companies across market sectors and industry groups. The fund focuses on growth companies, which the portfolio managers generally define as companies that have relatively higher price-to-book ratios or that are included in an appropriate third-party growth-oriented index. Price-to-book ratio is a financial metric that compares a company’s stock price to its book value per share; a higher price-to-book ratio is one way a stock with growth characteristics may be distinguished from a stock with value characteristics.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-99014 2611